UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 15, 2025
Pentair plc
(Exact name of registrant as specified in its charter)

Ireland	001-11625	98-1141328
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Regal House, 70 London Road, Twickenham, London, TW13QS United Kingdom
         (Address of principal executive offices)        (Zip Code)
Registrant’s telephone number, including area code: 44-74-9421-6154

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	PNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 15, 2025, Robert P. Fishman, the Executive Vice President and Chief Financial Officer of Pentair plc (the “Company”), elected to resign from Pentair effective as of March 1, 2026. On October 21, 2025, the Company announced it was elevating the role of Heather Hausmann, the Company’s current Chief Information Officer and Chief Information Security Officer, who currently reports to the Chief Financial Officer, and creating the role of Executive Vice President, Chief Information Officer and Chief Information Security Officer reporting directly to the Chief Executive Officer. In conjunction with this change, Mr. Fishman’s resignation will entitle him to severance benefits according to the terms of the Pentair plc Executive Officer Severance Plan, subject to the conditions therein.

On October 21, 2025, the Company also announced that it appointed Nicholas J. Brazis as the Company’s Executive Vice President and Chief Financial Officer effective as of March 1, 2026. Mr. Brazis, 45, has also been appointed as the Company’s Senior Vice President, Finance effective as of November 1, 2025. He joined the Company in 2023 as Vice President, Corporate Development, and has served as the Company’s Vice President, Corporate Development and Treasury since 2024. Prior to joining the Company, Mr. Brazis was a Vice President and Senior Vice President at Daikin Applied in North America, a leader in commercial and industrial HVAC solutions, from 2021 to 2023. Mr. Brazis also previously was Senior Director of Finance at Resideo Technologies, Inc., a leader in residential control systems, from 2020 to 2021. The Compensation Committee of the Company’s Board of Directors has not yet determined the compensation that will be applicable to Mr. Brazis as the Company’s Executive Vice President and Chief Financial Officer.

ITEM 9.01    Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
Not applicable.
(b) Pro Forma Financial Information
Not applicable.
(c) Shell Company Transactions
Not applicable.
(d) Exhibits

EXHIBIT INDEX
Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 21, 2025.

PENTAIR PLC
Registrant

By	/s/ Lance T. Bonner
Lance T. Bonner
Executive Vice President, General Counsel and Secretary